Featured Community: Camden North End II ● Phoenix, AZ ● 343 Apartment Homes ● Estimated Completion 1Q22

CAMDEN
Living Excellence

4Q20 Earnings Release & Supplemental Financial Information

11 Greenway Plaza ● Houston TX 77046 ● (713) 354-2500 ● camdenliving.com
Investor Relations Contact ● Kim Callahan ● (713) 354-2549

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES 2020 OPERATING RESULTS,
2021 FINANCIAL OUTLOOK, AND FIRST QUARTER 2021 DIVIDEND

Houston, Texas (February 4, 2021) - Camden Property Trust (NYSE:CPT) (the "Company") announced today operating results for the three and twelve months ended December 31, 2020. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), and Adjusted Funds from Operations (“AFFO”) for the three and twelve months ended December 31, 2020 are detailed below. A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

	Three Months Ended		Twelve Months Ended
	December 31		December 31
Per Diluted Share	2020	2019	2020	2019
EPS	$0.29	$0.95	$1.24	$2.22
FFO	$1.21	$1.24	$4.90	$5.04
AFFO	$1.00	$1.04	$4.13	$4.32

EPS, FFO and AFFO for the three and twelve months ended December 31, 2020 were negatively impacted by a $3.5 million or $0.035 per diluted share non-cash adjustment to retail straight-line rent receivables during the fourth quarter of 2020. In addition, the Company incurred approximately $14.8 million or $0.15 per diluted share of COVID-19 Related Impact for the twelve months ended December 31, 2020.

	Quarterly Growth	Sequential Growth	Year-To-Date Growth
Same Property Results*	4Q20 vs. 4Q19	4Q20 vs. 3Q20	2020 vs. 2019
Revenues	(0.1)%	(0.7)%	1.1%
Expenses	8.4%	(0.9)%	3.8%
Net Operating Income ("NOI")	(4.6)%	(0.5)%	(0.4)%

*Same property results exclude any COVID-19 Related Impact.

Same Property Results	4Q20	4Q19	3Q20
Occupancy	95.5%	96.2%	95.6%

For 2020, the Company defines same property communities as communities owned and stabilized since January 1, 2019, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

January Collections

Same Property Scheduled Rents*	January 2021	January 2020	4Q20	4Q19
Collected	96.4%	97.8%	98.6%	97.9%
Deferred/Payment Plan Arranged	—%	—%	—%	—%
Delinquent	3.6%	2.2%	1.4%	2.1%

*Rent is recognized as earned. The Company evaluates collectability on an ongoing basis and any accounts considered uncollectable are recorded against property revenues.

Retail revenues are not included above and comprise approximately 0.6% of total property revenues, excluding the negative impact of the $3.5 million non-cash adjustment to retail straight-line rent receivables during the fourth quarter of 2020. The Company collected 60% and 62% of its retail billings for the fourth quarter of 2020 and January 2021, respectively.

Operating Statistics - Same Property Portfolio

New Lease and Renewal Data - Date Signed (1) (2)	January 2021*	January 2020	4Q20(2)	4Q19(2)
New Lease Rates	(3.1)%	0.7%	(3.9)%	(0.3)%
Renewal Rates	3.0%	5.3%	2.9%	5.1%
Blended Rates	(0.2)%	3.1%	(0.9)%	2.1%

New Leases	1,604	1,417	1,374	1,350
Renewals	1,559	1,531	1,140	1,165
Total Leases	3,163	2,948	2,514	2,515

New Lease and Renewal Data - Date Effective (3) (4)	January 2021*	January 2020	4Q20(4)	4Q19(4)
New Lease Rates	(3.4)%	0.2%	(4.0)%	(0.4)%
Renewal Rates	2.9%	5.0%	2.6%	4.7%
Blended Rates	(1.0)%	2.4%	(1.1)%	1.9%

New Leases	1,540	1,395	1,490	1,398
Renewals	960	1,178	1,150	1,155
Total Leases	2,500	2,573	2,640	2,553

*Data as of February 2, 2021
(1) Average change in same property new lease and renewal rates vs. expiring lease rates when signed.
(2) Data represents average monthly leases signed during the period.
(3) Average change in same property new lease and renewal rates vs. expiring lease rates when effective.
(4) Data represents average monthly leases effective during the period.

Occupancy and Turnover Data	January 2021*	January 2020	4Q20	4Q19
Occupancy	95.7%	96.2%	95.5%	96.2%
Annualized Gross Turnover	46%	46%	46%	44%
Annualized Net Turnover	36%	37%	36%	36%

*Data as of February 2, 2021

Development Activity
During the quarter, construction was completed at Camden RiNo in Denver, CO and Camden Cypress Creek II (JV) in Cypress, TX, and leasing began at Camden North End II in Phoenix, AZ.

Development Communities - Construction Completed and Projects in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Cost	as of 2/3/2021
Camden Downtown I	Houston, TX	271	$131.2	59%
Camden RiNo	Denver, CO	233	78.9	70%
Camden Cypress Creek II (JV)	Cypress, TX	234	32.2	51%
Total		738	$242.3

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Estimated Cost	as of 2/3/2021
Camden North End II	Phoenix, AZ	343	$90.0	26%
Camden Lake Eola	Orlando, FL	360	125.0
Camden Buckhead	Atlanta, GA	366	160.0
Camden Hillcrest	San Diego, CA	132	95.0
Camden Atlantic	Plantation, FL	269	100.0
Camden Tempe II	Tempe, AZ	397	115.0
Camden NoDa	Charlotte, NC	387	105.0
Total		2,254	$790.0

Acquisition Activity
During the quarter, Camden acquired 4.1 acres of land in Durham, NC for $27.6 million for the future development of approximately 354 apartment homes.

Liquidity Analysis
As of December 31, 2020, Camden had approximately $1.3 billion of liquidity comprised of approximately $420 million in cash and cash equivalents and no amounts outstanding on its $900 million unsecured credit facility. The Company has no scheduled debt maturities until 2022, and at quarter-end had $325 million left to fund under its existing wholly-owned development pipeline.
As of December 31, 2020, Camden had outstanding letters of credit totaling approximately $12 million, which reduced the availability under its unsecured credit facility to $888 million.

Capital Market Transactions
During the quarter, the Company entered into a $40 million two-year unsecured floating rate term loan with an unrelated third party and used the net proceeds, together with cash on hand, to repay its $100 million unsecured term loan which was scheduled to mature in 2022.

Earnings Guidance
Camden provided initial earnings guidance for 2021 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for first quarter 2021 as detailed below.

	1Q21	2021
Per Diluted Share	Range	Range	Midpoint
EPS	$0.27 - $0.33	$0.71 - $1.11	$0.91
FFO	$1.20 - $1.26	$4.80 - $5.20	$5.00

		2021
Same Property Growth		Range	Midpoint
Revenues		(0.25)% - 1.75%	0.75%
Expenses		3.00% - 4.00%	3.50%
NOI		(2.70)% - 1.00%	(0.85)%

For 2021, the Company defines same property communities as communities owned and stabilized since January 1, 2020, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2021 financial outlook and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.

Quarterly Dividend Declaration
Camden's Board of Trust Managers declared a first quarter 2021 dividend of $0.83 per common share. The dividend is payable on April 16, 2021 to shareholders of record as of March 31, 2021. In declaring the dividend, the Board of Trust Managers considered a number of factors, including the Company's past performance and future prospects, as described in this press release.

Conference Call
Friday, February 5, 2021 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061
Passcode: 1538225
Webcast: https://services.choruscall.com/links/cpt210205.html

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 167 properties containing 56,850 apartment homes across the United States. Upon completion of 7 properties currently under development, the Company’s portfolio will increase to 59,104 apartment homes in 174 properties. Camden has been recognized as one of the 100 Best Companies to Work For® by FORTUNE magazine for 13 consecutive years, most recently ranking #18. The Company also received a Glassdoor Employees' Choice Award in 2020, ranking #25 for large U.S. companies.

For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
Property revenues (a)	$261,554	$263,461	$1,043,837	$1,028,461

Adjusted EBITDA (b)	148,426	155,578	598,864	589,650

Net income attributable to common shareholders (c)	29,193	95,014	123,911	219,623
Per share - basic	0.29	0.96	1.24	2.23
Per share - diluted	0.29	0.95	1.24	2.22

Funds from operations	122,435	125,586	495,732	505,388
Per share - diluted	1.21	1.24	4.90	5.04

Adjusted funds from operations	100,816	104,477	418,207	433,216
Per share - diluted	1.00	1.04	4.13	4.32

Dividends per share	0.83	0.80	3.32	3.20
Dividend payout ratio (FFO)	68.6%	64.5%	67.8%	63.5%

Interest expensed	24,072	20,168	91,526	80,706
Interest capitalized	4,429	4,204	17,385	14,131
Total interest incurred	28,501	24,372	108,911	94,837

Principal amortization	—	—	—	699

Net Debt to Annualized Adjusted EBITDA (d)	4.7x	3.9x	4.5x	3.9x
Interest expense coverage ratio	6.2x	7.7x	6.5x	7.3x
Total interest coverage ratio	5.2x	6.4x	5.5x	6.2x
Fixed charge expense coverage ratio	6.2x	7.7x	6.5x	7.2x
Total fixed charge coverage ratio	5.2x	6.4x	5.5x	6.2x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.0x	3.6x	3.0x	3.6x

Same property NOI growth (e)	(4.6)%	6.2%	(0.4)%	4.7%
(# of apartment homes included)	43,710	41,986	43,710	41,986

Gross turnover of apartment homes (annualized)	46%	44%	51%	52%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	36%	35%	41%	43%

			As of December 31,
			2020	2019
Total assets			$7,198,952	$6,748,504
Total debt			$3,166,625	$2,524,099
Common and common equivalent shares, outstanding end of period (f)			101,279	101,091
Share price, end of period			$99.92	$106.10
Book equity value, end of period (g)			$3,516,587	$3,701,724
Market equity value, end of period (h)			$10,119,798	$10,725,755
(a) Property revenues were negatively impacted for the twelve months ended December 31, 2020 by approximately $9.1 million of Resident Relief Funds. Additionally, property revenues were also negatively impacted for the three and twelve months ended December 31, 2020 by an approximate $3.5 million non-cash adjustment to retail straight-line rent receivables.
(b) Adjusted EBITDA for the three and twelve months ended December 31, 2020 excludes the approximate $3.5 million non-cash adjustment to retail straight-line rent receivables. Adjusted EBITDA for the twelve months ended December 31, 2020 also excludes approximately $14.4 million of consolidated COVID-19 Related Impact, which consists of the Resident Relief Funds, Employee Relief Fund, direct COVID-19 expenses, and bonus paid to on-site employees.
(c) Net income attributable to common shareholders was negatively impacted for the three and twelve months ended December 31, 2020 by an approximate $3.5 million non-cash adjustment to retail straight-line rent receivables. Net income attributable to common shareholders was also negatively impacted for the twelve months ended December 31, 2020 by approximately $14.8 million of COVID-19 Related Impact, which consists of the Resident Relief Funds, Employee Relief Fund, direct COVID-19 expenses, and bonus paid to on-site employees. Please refer to page 29, footnote (a), for additional detail on the breakdown of the COVID-19 Related Impact.
(d) Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by 4 for quarter results.
(e) "Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2019, excluding communities under redevelopment and properties held for sale.
(f) Includes at December 31, 2020: 99,531 common shares (including 100 common share equivalents related to share awards), plus 1,748 common share equivalents upon the assumed conversion of non-controlling units.
(g) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.
(h) Includes: common shares, common units, and common share equivalents.
Note: Please refer to pages 29, 30 and 31 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
OPERATING DATA

Property revenues (a)	$261,554	$263,461	$1,043,837	$1,028,461

Property expenses
Property operating and maintenance	62,402	58,217	252,190	235,589
Real estate taxes	37,555	32,192	142,636	130,758
Total property expenses	99,957	90,409	394,826	366,347

Non-property income
Fee and asset management	3,351	2,847	10,800	8,696
Interest and other income	347	976	2,949	3,090
Income on deferred compensation plans	10,399	6,702	12,045	21,694
Total non-property income	14,097	10,525	25,794	33,480

Other expenses
Property management	5,841	6,386	24,201	25,290
Fee and asset management	1,273	1,737	3,954	5,759
General and administrative	13,274	13,174	53,624	53,201
Interest	24,072	20,168	91,526	80,706
Depreciation and amortization	91,925	85,540	367,162	336,274
Expense on deferred compensation plans	10,399	6,702	12,045	21,694
Total other expenses	146,784	133,707	552,512	522,924

Loss on early retirement of debt	(176)	(11,995)	(176)	(11,995)
Gain on sale of operating properties, including land	—	49,901	382	49,901
Equity in income of joint ventures	2,143	8,829	8,052	14,783
Income from continuing operations before income taxes	30,877	96,605	130,551	225,359
Income tax expense	(496)	(380)	(1,972)	(1,089)
Net income	30,381	96,225	128,579	224,270
Less income allocated to non-controlling interests	(1,188)	(1,211)	(4,668)	(4,647)
Net income attributable to common shareholders (b)	$29,193	$95,014	$123,911	$219,623

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$30,381	$96,225	$128,579	$224,270
Other comprehensive income
Unrealized loss on cash flow hedging activities	—	—	—	(12,998)
Unrealized loss and unamortized prior service cost on post retirement obligation	(318)	(449)	(318)	(449)
Reclassification of net loss (gain) on cash flow hedging activities, prior service cost and net loss on post retirement obligation	366	358	1,464	(11)
Comprehensive income	30,429	96,134	129,725	210,812
Less income allocated to non-controlling interests	(1,188)	(1,211)	(4,668)	(4,647)
Comprehensive income attributable to common shareholders	$29,241	$94,923	$125,057	$206,165

PER SHARE DATA

Total earnings per common share - basic	$0.29	$0.96	$1.24	$2.23
Total earnings per common share - diluted	0.29	0.95	1.24	2.22

Weighted average number of common shares outstanding:
Basic	99,422	99,055	99,385	98,460
Diluted	99,507	100,932	99,438	99,384

(a) We elected to combine lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended December 31, 2020, we recognized $261.6 million of property revenue which consisted of approximately $230.8 million of rental revenue, including the negative impact of $3.5 million related to the non-cash adjustment to retail straight-line rent receivables, and approximately $30.8 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts.  This compares to property revenue of $263.5 million recognized for the three months ended December 31, 2019, made up of approximately $234.1 million of rental revenue and approximately $29.4 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. For the twelve months ended December 31, 2020, we recognized $1,043.8 million of property revenue which consisted of approximately $923.0 million of rental revenue, including the combined negative impact of $12.6 million related to the non-cash adjustment to retail straight-line rent receivables and the Resident Relief Funds, and approximately $120.8 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts.  This compares to property revenue of $1,028.5 million recognized for the twelve months ended December 31, 2019, made up of approximately $911.1 million of rental revenue and approximately $117.4 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. Revenue related to utility rebilling to residents was $7.5 million and $6.9 million for the three months ended December 31, 2020 and 2019, respectively. For the twelve months ended December 31, 2020 we recognized $28.9 million of revenue related to utility rebilling to residents. This compares to revenue related to utility rebilling to residents of $26.3 million for the twelve months ended December 31, 2019.

(b) Net income attributable to common shareholders was negatively impacted for the three and twelve months ended December 31, 2020 by an approximate $3.5 million non-cash adjustment to retail straight-line rent receivables. Net income attributable to common shareholders was also negatively impacted for the twelve months ended December 31, 2020 by approximately $14.8 million of COVID-19 Related Impact, which consists of the Resident Relief Funds, Employee Relief Fund, direct COVID-19 expenses, and bonus paid to on-site employees. Please refer to page 29, footnote (a), for additional detail on the breakdown of the COVID-19 Related Impact.

Note: Please refer to pages 29, 30 and 31 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
FUNDS FROM OPERATIONS

Net income attributable to common shareholders (a)	$29,193	$95,014	$123,911	$219,623
Real estate depreciation and amortization	89,504	83,137	357,489	328,045
Adjustments for unconsolidated joint ventures	2,550	2,251	9,483	8,987
Gain on sale of operating properties, net of tax	—	(49,901)	—	(49,901)
Gain on sale of unconsolidated joint venture property	—	(6,204)	—	(6,204)
Income allocated to non-controlling interests	1,188	1,289	4,849	4,838
Funds from operations	$122,435	$125,586	$495,732	$505,388

Less: recurring capitalized expenditures (b)	(21,619)	(21,109)	(77,525)	(72,172)

Adjusted funds from operations	$100,816	$104,477	$418,207	$433,216

PER SHARE DATA
Funds from operations - diluted	$1.21	$1.24	$4.90	$5.04
Adjusted funds from operations - diluted	1.00	1.04	4.13	4.32
Distributions declared per common share	0.83	0.80	3.32	3.20

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	101,255	100,932	101,186	100,332

PROPERTY DATA
Total operating properties (end of period) (c)	167	164	167	164
Total operating apartment homes in operating properties (end of period) (c)	56,850	56,107	56,850	56,107
Total operating apartment homes (weighted average)	49,270	48,875	49,128	48,549

(a) Net income attributable to common shareholders was negatively impacted for the three and twelve months ended December 31, 2020 by an approximate $3.5 million non-cash adjustment to retail straight-line rent receivables. Net income attributable to common shareholders was also negatively impacted for the twelve months ended December 31, 2020 by approximately $14.8 million of COVID-19 Related Impact, which consists of the Resident Relief Funds, Employee Relief Fund, direct COVID-19 expenses, and bonus paid to on-site employees. Please refer to page 29, footnote (a), for additional detail on the breakdown of the COVID-19 Related Impact.

(b) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(c) Includes joint ventures and properties held for sale, if any.

Note: Please refer to pages 29, 30 and 31 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019
ASSETS
Real estate assets, at cost
Land	$1,225,214	$1,216,942	$1,206,656	$1,206,130	$1,199,384
Buildings and improvements	7,763,748	7,677,676	7,597,165	7,547,150	7,404,090
	8,988,962	8,894,618	8,803,821	8,753,280	8,603,474
Accumulated depreciation	(3,034,186)	(2,944,769)	(2,857,124)	(2,770,848)	(2,686,025)
Net operating real estate assets	5,954,776	5,949,849	5,946,697	5,982,432	5,917,449
Properties under development, including land	564,215	522,664	514,336	467,288	512,319
Investments in joint ventures	18,994	20,992	21,735	22,318	20,688
Total real estate assets	6,537,985	6,493,505	6,482,768	6,472,038	6,450,456
Accounts receivable – affiliates	20,158	20,152	21,432	20,344	21,833
Other assets, net (a)	216,276	217,534	211,823	196,544	248,716
Cash and cash equivalents	420,441	589,614	601,584	22,277	23,184
Restricted cash	4,092	3,918	4,093	4,367	4,315
Total assets	$7,198,952	$7,324,723	$7,321,700	$6,715,570	$6,748,504

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$3,166,625	$3,225,799	$3,224,871	$2,606,876	$2,524,099
Accounts payable and accrued expenses	175,608	183,654	167,453	156,841	171,719
Accrued real estate taxes	66,156	87,159	62,499	32,365	54,408
Distributions payable	84,147	84,137	84,138	84,112	80,973
Other liabilities (b)	189,829	177,967	172,172	164,052	215,581
Total liabilities	3,682,365	3,758,716	3,711,133	3,044,246	3,046,780

Equity
Common shares of beneficial interest	1,069	1,068	1,068	1,069	1,069
Additional paid-in capital	4,581,710	4,577,813	4,574,387	4,569,995	4,566,731
Distributions in excess of net income attributable to common shareholders	(791,079)	(737,556)	(689,809)	(623,570)	(584,167)
Treasury shares, at cost	(341,412)	(341,831)	(341,637)	(342,778)	(348,419)
Accumulated other comprehensive income (loss) (c)	(5,383)	(5,431)	(5,797)	(6,163)	(6,529)
Total common equity	3,444,905	3,494,063	3,538,212	3,598,553	3,628,685
Non-controlling interests	71,682	71,944	72,355	72,771	73,039
Total equity	3,516,587	3,566,007	3,610,567	3,671,324	3,701,724
Total liabilities and equity	$7,198,952	$7,324,723	$7,321,700	$6,715,570	$6,748,504

(a) Includes net deferred charges of:	$2,299	$2,686	$3,031	$3,399	$3,658

(b) Includes deferred revenues of:	$284	$314	$344	$375	$408

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net gain (loss) on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT DECEMBER 31, 2020 (in apartment homes)

	Fully Consolidated					Non-Consolidated

	"Same Property"	Non-"Same Property" (a)	Completed in Lease-up	Under Construction	Total	Operating	Completed in Lease-up	Total	Grand Total
D.C. Metro (b)	5,381	1,200	—	—	6,581	281	—	281	6,862
Houston, TX	5,912	867	271	—	7,050	2,522	234	2,756	9,806
Atlanta, GA	4,262	—	—	366	4,628	234	—	234	4,862
Los Angeles/Orange County, CA	2,116	547	—	—	2,663	—	—	—	2,663
Dallas, TX	4,416	—	—	—	4,416	1,250	—	1,250	5,666
Phoenix, AZ	2,929	757	—	740	4,426	—	—	—	4,426
SE Florida	1,956	825	—	269	3,050	—	—	—	3,050
Orlando, FL	2,995	299	—	360	3,654	300	—	300	3,954
Denver, CO	2,632	—	233	—	2,865	—	—	—	2,865
Charlotte, NC	2,810	28	—	387	3,225	266	—	266	3,491
Raleigh, NC	2,350	540	—	—	2,890	350	—	350	3,240
Tampa, FL	2,286	—	—	—	2,286	450	—	450	2,736
Austin, TX	2,000	326	—	—	2,326	1,360	—	1,360	3,686
San Diego/Inland Empire, CA	1,665	—	—	132	1,797	—	—	—	1,797
Total Portfolio	43,710	5,389	504	2,254	51,857	7,013	234	7,247	59,104

(a) Includes redevelopment properties.

(b) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

FOURTH QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (e)

	"Same Property" Communities	Operating Communities (c)	Incl. JVs at Pro Rata % (d)	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019
D.C. Metro	16.1%	17.5%	17.2%	95.9%	96.3%	95.8%	96.6%	96.3%
Houston, TX	9.6%	9.9%	10.6%	92.7%	93.3%	93.4%	94.7%	95.7%
Atlanta, GA	10.0%	8.9%	8.8%	96.2%	96.0%	95.5%	95.6%	96.0%
Los Angeles/Orange County, CA	6.3%	5.3%	5.1%	96.4%	95.5%	94.2%	95.2%	95.9%
Dallas, TX	7.6%	6.8%	7.1%	95.3%	95.3%	95.2%	96.2%	96.3%
Phoenix, AZ	7.5%	8.5%	8.2%	96.7%	95.2%	94.5%	96.6%	96.5%
SE Florida	5.6%	7.2%	6.9%	95.7%	95.3%	95.0%	96.7%	96.1%
Orlando, FL	6.1%	5.8%	5.8%	94.1%	94.7%	94.5%	96.2%	95.9%
Denver, CO	7.0%	6.4%	6.1%	95.8%	96.0%	95.5%	95.5%	96.3%
Charlotte, NC	6.1%	5.8%	5.8%	95.3%	95.3%	94.9%	96.4%	96.0%
Raleigh, NC	4.4%	5.1%	5.1%	95.9%	96.4%	96.0%	95.8%	96.0%
Tampa, FL	5.2%	4.7%	4.8%	96.7%	95.7%	95.1%	95.9%	95.9%
Austin, TX	3.4%	3.6%	4.1%	95.6%	95.7%	95.4%	96.5%	96.1%
San Diego/Inland Empire, CA	5.1%	4.5%	4.4%	97.0%	96.3%	95.4%	94.3%	95.8%
Total Portfolio	100.0%	100.0%	100.0%	95.3%	95.3%	94.9%	95.9%	96.1%

(c) Operating communities represent all fully-consolidated communities for the period, excluding communities under construction, and is negatively impacted by an approximate $3.5 million non-cash adjustment to retail straight-line rent receivables for the fourth quarter.

(d) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from unconsolidated joint venture communities, and is negatively impacted by an approximate $3.5 million non-cash adjustment to retail straight-line rent receivables for the fourth quarter.

(e) Occupancy figures include all stabilized operating communities owned during the period, including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended December 31,			Twelve Months Ended December 31,
Property Revenues	Homes	2020	2019	Change	2020	2019	Change
"Same Property" Communities (a)	43,710	$228,706	$228,993	($287)	$914,254	$904,400	$9,854
Non-"Same Property" Communities (b)	5,389	33,481	29,341	4,140	132,881	105,289	27,592
Development and Lease-Up Communities (c)	2,758	1,345	2	1,343	2,341	2	2,339
Resident Relief Funds (d)	—	—	—	—	(9,074)	—	(9,074)
Disposition/Other (e)	—	(1,978)	5,125	(7,103)	3,435	18,770	(15,335)
Total Property Revenues	51,857	$261,554	$263,461	($1,907)	$1,043,837	$1,028,461	$15,376

Property Expenses
"Same Property" Communities (a)	43,710	$84,753	$78,174	$6,579	$332,623	$320,344	$12,279
Non-"Same Property" Communities (b)	5,389	12,930	10,349	2,581	51,051	38,709	12,342
Development and Lease-Up Communities (c)	2,758	1,330	(13)	1,343	3,065	—	3,065
COVID-19 Expenses (f)	—	—	—	—	4,540	—	4,540
Disposition/Other (e)	—	944	1,899	(955)	3,547	7,294	(3,747)
Total Property Expenses	51,857	$99,957	$90,409	$9,548	$394,826	$366,347	$28,479

Property Net Operating Income
"Same Property" Communities (a)	43,710	$143,953	$150,819	($6,866)	$581,631	$584,056	($2,425)
Non-"Same Property" Communities (b)	5,389	20,551	18,992	1,559	81,830	66,580	15,250
Development and Lease-Up Communities (c)	2,758	15	15	—	(724)	2	(726)
COVID-19 Related Impact (d) (f)	—	—	—	—	(13,614)	—	(13,614)
Disposition/Other (e)	—	(2,922)	3,226	(6,148)	(112)	11,476	(11,588)
Total Property Net Operating Income	51,857	$161,597	$173,052	($11,455)	$649,011	$662,114	($13,103)

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2019, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2019, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2019, excluding properties held for sale.

(d) Two Resident Relief Funds were established for residents experiencing financial losses caused by the COVID-19 pandemic, and was paid out to approximately 7,100 residents of our wholly-owned communities. All charges related to these funds were recognized in 2Q20 as a reduction of revenue.

(e) Disposition/Other includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses. Disposition/Other is negatively impacted by an approximate $3.5 million non-cash adjustment to retail straight-line rent receivables for the three and twelve months ended December 31, 2020.

(f) The Company incurred approximately $4.5 million of COVID-19 expenses at our operating communities for the twelve months ended December 31, 2020, which included $2.8 million of bonuses paid to on-site employees who provided essential services during the pandemic and $1.7 million in other directly-related COVID-19 expenses.

CAMDEN	"SAME PROPERTY"
FOURTH QUARTER COMPARISONS
December 31, 2020
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	4Q20	4Q19	Growth	4Q20	4Q19	Growth	4Q20	4Q19	Growth
D.C. Metro	5,381	$33,870	$33,760	0.3%	$10,724	$10,237	4.8%	$23,146	$23,523	(1.6)%
Houston, TX	5,912	26,909	28,091	(4.2)%	13,152	11,161	17.8%	13,757	16,930	(18.7)%
Atlanta, GA	4,262	22,305	22,021	1.3%	7,950	7,166	10.9%	14,355	14,855	(3.4)%
Dallas, TX	4,416	20,132	20,167	(0.2)%	9,225	8,469	8.9%	10,907	11,698	(6.8)%
Los Angeles/Orange County, CA	2,116	14,339	15,086	(5.0)%	5,279	4,595	14.9%	9,060	10,491	(13.6)%
Denver, CO	2,632	14,762	14,727	0.2%	4,610	4,554	1.2%	10,152	10,173	(0.2)%
Phoenix, AZ	2,929	15,075	14,263	5.7%	4,327	4,324	0.1%	10,748	9,939	8.1%
Orlando, FL	2,995	14,016	14,054	(0.3)%	5,212	4,940	5.5%	8,804	9,114	(3.4)%
Charlotte, NC	2,810	12,986	12,935	0.4%	4,191	3,892	7.7%	8,795	9,043	(2.7)%
SE Florida	1,956	12,396	12,320	0.6%	4,323	4,316	0.2%	8,073	8,004	0.9%
Tampa, FL	2,286	11,993	11,658	2.9%	4,441	4,079	8.9%	7,552	7,579	(0.4)%
San Diego/Inland Empire, CA	1,665	10,860	10,972	(1.0)%	3,562	3,353	6.2%	7,298	7,619	(4.2)%
Raleigh, NC	2,350	9,748	9,603	1.5%	3,367	3,137	7.3%	6,381	6,466	(1.3)%
Austin, TX	2,000	9,315	9,336	(0.2)%	4,390	3,951	11.1%	4,925	5,385	(8.5)%

Total Same Property	43,710	$228,706	$228,993	(0.1)%	$84,753	$78,174	8.4%	$143,953	$150,819	(4.6)%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	4Q20	4Q19	Growth	4Q20	4Q19	Growth	4Q20	4Q19	Growth
D.C. Metro	16.1%	96.0%	96.4%	(0.4)%	$1,900	$1,901	(0.1)%	$2,185	$2,169	0.7%
Houston, TX	9.6%	92.3%	95.8%	(3.5)%	1,402	1,436	(2.4)%	1,643	1,655	(0.7)%
Atlanta, GA	10.0%	96.2%	96.0%	0.2%	1,548	1,556	(0.5)%	1,814	1,794	1.1%
Dallas, TX	7.6%	95.2%	96.3%	(1.1)%	1,340	1,346	(0.4)%	1,595	1,580	0.9%
Los Angeles/Orange County, CA	6.3%	96.3%	96.2%	0.1%	2,209	2,248	(1.7)%	2,345	2,470	(5.1)%
Denver, CO	7.0%	95.8%	96.3%	(0.5)%	1,690	1,682	0.5%	1,951	1,937	0.7%
Phoenix, AZ	7.5%	96.9%	96.5%	0.4%	1,477	1,428	3.4%	1,771	1,682	5.3%
Orlando, FL	6.1%	95.4%	95.9%	(0.5)%	1,397	1,408	(0.8)%	1,634	1,630	0.2%
Charlotte, NC	6.1%	95.3%	96.0%	(0.7)%	1,377	1,376	0.1%	1,616	1,598	1.1%
SE Florida	5.6%	96.4%	96.6%	(0.2)%	1,885	1,899	(0.7)%	2,192	2,174	0.8%
Tampa, FL	5.2%	96.8%	96.0%	0.8%	1,547	1,521	1.7%	1,807	1,770	2.1%
San Diego/Inland Empire, CA	5.1%	97.0%	95.8%	1.2%	2,065	2,028	1.8%	2,242	2,293	(2.2)%
Raleigh, NC	4.4%	96.1%	96.6%	(0.5)%	1,172	1,172	0.0%	1,439	1,410	2.0%
Austin, TX	3.4%	95.3%	96.1%	(0.8)%	1,376	1,366	0.7%	1,629	1,619	0.6%

Total Same Property	100.0%	95.5%	96.2%	(0.7)%	$1,572	$1,574	(0.1)%	$1,825	$1,815	0.6%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2019, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
December 31, 2020
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	4Q20	3Q20	Growth	4Q20	3Q20	Growth	4Q20	3Q20	Growth
D.C. Metro	5,381	$33,870	$34,419	(1.6)%	$10,724	$10,847	(1.1)%	$23,146	$23,572	(1.8)%
Houston, TX	5,912	26,909	27,573	(2.4)%	13,152	12,855	2.3%	13,757	14,718	(6.5)%
Atlanta, GA	4,262	22,305	22,472	(0.7)%	7,950	8,072	(1.5)%	14,355	14,400	(0.3)%
Dallas, TX	4,416	20,132	20,262	(0.6)%	9,225	9,163	0.7%	10,907	11,099	(1.7)%
Los Angeles/Orange County, CA	2,116	14,339	14,435	(0.7)%	5,279	4,931	7.1%	9,060	9,504	(4.7)%
Denver, CO	2,632	14,762	14,966	(1.4)%	4,610	4,826	(4.5)%	10,152	10,140	0.1%
Phoenix, AZ	2,929	15,075	14,715	2.4%	4,327	4,677	(7.5)%	10,748	10,038	7.1%
Orlando, FL	2,995	14,016	13,962	0.4%	5,212	5,292	(1.5)%	8,804	8,670	1.5%
Charlotte, NC	2,810	12,986	13,138	(1.2)%	4,191	4,398	(4.7)%	8,795	8,740	0.6%
SE Florida	1,956	12,396	12,089	2.5%	4,323	4,388	(1.5)%	8,073	7,701	4.8%
Tampa, FL	2,286	11,993	11,885	0.9%	4,441	4,518	(1.7)%	7,552	7,367	2.5%
San Diego/Inland Empire, CA	1,665	10,860	10,998	(1.3)%	3,562	3,658	(2.6)%	7,298	7,340	(0.6)%
Raleigh, NC	2,350	9,748	9,844	(1.0)%	3,367	3,387	(0.6)%	6,381	6,457	(1.2)%
Austin, TX	2,000	9,315	9,499	(1.9)%	4,390	4,508	(2.6)%	4,925	4,991	(1.3)%

Total Same Property	43,710	$228,706	$230,257	(0.7)%	$84,753	$85,520	(0.9)%	$143,953	$144,737	(0.5)%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	4Q20	3Q20	Growth	4Q20	3Q20	Growth	4Q20	3Q20	Growth
D.C. Metro	16.1%	96.0%	96.5%	(0.5)%	$1,900	$1,913	(0.7)%	$2,185	$2,209	(1.1)%
Houston, TX	9.6%	92.3%	93.5%	(1.2)%	1,402	1,419	(1.2)%	1,643	1,664	(1.2)%
Atlanta, GA	10.0%	96.2%	96.0%	0.2%	1,548	1,549	(0.1)%	1,814	1,831	(0.9)%
Dallas, TX	7.6%	95.2%	95.1%	0.1%	1,340	1,349	(0.7)%	1,595	1,608	(0.7)%
Los Angeles/Orange County, CA	6.3%	96.3%	95.7%	0.6%	2,209	2,225	(0.7)%	2,345	2,377	(1.3)%
Denver, CO	7.0%	95.8%	96.0%	(0.2)%	1,690	1,694	(0.2)%	1,951	1,975	(1.2)%
Phoenix, AZ	7.5%	96.9%	95.3%	1.6%	1,477	1,468	0.6%	1,771	1,757	0.8%
Orlando, FL	6.1%	95.4%	95.4%	0.0%	1,397	1,406	(0.6)%	1,634	1,628	0.4%
Charlotte, NC	6.1%	95.3%	95.4%	(0.1)%	1,377	1,384	(0.5)%	1,616	1,634	(1.1)%
SE Florida	5.6%	96.4%	96.3%	0.1%	1,885	1,889	(0.2)%	2,192	2,140	2.4%
Tampa, FL	5.2%	96.8%	95.9%	0.9%	1,547	1,540	0.5%	1,807	1,808	0.0%
San Diego/Inland Empire, CA	5.1%	97.0%	96.3%	0.7%	2,065	2,047	0.9%	2,242	2,287	(2.0)%
Raleigh, NC	4.4%	96.1%	96.6%	(0.5)%	1,172	1,191	(1.6)%	1,439	1,446	(0.5)%
Austin, TX	3.4%	95.3%	96.1%	(0.8)%	1,376	1,381	(0.4)%	1,629	1,648	(1.1)%

Total Same Property	100.0%	95.5%	95.6%	(0.1)%	$1,572	$1,579	(0.4)%	$1,825	$1,837	(0.6)%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2019, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities. "Same Property" results exclude any COVID-19 Related Impact.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
YEAR TO DATE COMPARISONS
December 31, 2020
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Year to Date Results (a)	Included	2020	2019	Growth	2020	2019	Growth	2020	2019	Growth
D.C. Metro	5,381	$135,929	$133,168	2.1%	$42,544	$41,138	3.4%	$93,385	$92,030	1.5%
Houston, TX	5,912	109,827	111,728	(1.7)%	50,687	47,266	7.2%	59,140	64,462	(8.3)%
Atlanta, GA	4,262	88,691	87,274	1.6%	30,983	29,377	5.5%	57,708	57,897	(0.3)%
Dallas, TX	4,416	80,455	79,727	0.9%	35,946	35,522	1.2%	44,509	44,205	0.7%
Los Angeles/Orange County, CA	2,116	58,040	59,578	(2.6)%	18,786	18,491	1.6%	39,254	41,087	(4.5)%
Denver, CO	2,632	58,938	57,876	1.8%	18,725	18,491	1.3%	40,213	39,385	2.1%
Phoenix, AZ	2,929	58,583	55,834	4.9%	17,705	17,399	1.8%	40,878	38,435	6.4%
Orlando, FL	2,995	55,929	55,541	0.7%	20,799	20,055	3.7%	35,130	35,486	(1.0)%
Charlotte, NC	2,810	52,123	51,245	1.7%	17,003	16,302	4.3%	35,120	34,943	0.5%
SE Florida	1,956	48,824	49,014	(0.4)%	17,207	16,795	2.5%	31,617	32,219	(1.9)%
Tampa, FL	2,286	47,131	46,187	2.0%	17,721	17,064	3.9%	29,410	29,123	1.0%
San Diego/Inland Empire, CA	1,665	43,407	42,903	1.2%	14,435	13,783	4.7%	28,972	29,120	(0.5)%
Raleigh, NC	2,350	38,869	37,494	3.7%	13,230	12,610	4.9%	25,639	24,884	3.0%
Austin, TX	2,000	37,508	36,831	1.8%	16,852	16,051	5.0%	20,656	20,780	(0.6)%

Total Same Property	43,710	$914,254	$904,400	1.1%	$332,623	$320,344	3.8%	$581,631	$584,056	(0.4)%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Year to Date Results (a)	Contribution	2020	2019	Growth	2020	2019	Growth	2020	2019	Growth
D.C. Metro	16.1%	96.4%	96.5%	(0.1)%	$1,909	$1,868	2.2%	$2,185	$2,137	2.2%
Houston, TX	10.2%	93.8%	95.6%	(1.8)%	1,423	1,428	(0.4)%	1,651	1,650	0.1%
Atlanta, GA	9.9%	95.8%	96.3%	(0.5)%	1,552	1,537	1.0%	1,810	1,773	2.1%
Dallas, TX	7.7%	95.4%	96.1%	(0.7)%	1,349	1,331	1.4%	1,591	1,565	1.6%
Los Angeles/Orange County, CA	6.7%	95.4%	96.1%	(0.7)%	2,233	2,232	0.0%	2,395	2,442	(1.9)%
Denver, CO	6.9%	95.7%	95.8%	(0.1)%	1,691	1,654	2.2%	1,950	1,914	1.9%
Phoenix, AZ	7.0%	95.9%	96.1%	(0.2)%	1,464	1,396	4.9%	1,738	1,653	5.1%
Orlando, FL	6.0%	95.5%	96.3%	(0.8)%	1,407	1,390	1.2%	1,629	1,605	1.5%
Charlotte, NC	6.0%	95.5%	96.1%	(0.6)%	1,382	1,355	2.0%	1,619	1,581	2.3%
SE Florida	5.4%	96.4%	96.5%	(0.1)%	1,896	1,886	0.5%	2,158	2,164	(0.3)%
Tampa, FL	5.1%	96.0%	95.9%	0.1%	1,539	1,503	2.4%	1,791	1,757	1.9%
San Diego/Inland Empire, CA	5.0%	95.8%	95.6%	0.2%	2,046	2,002	2.2%	2,268	2,247	1.0%
Raleigh, NC	4.4%	96.3%	96.3%	0.0%	1,181	1,147	3.0%	1,431	1,381	3.7%
Austin, TX	3.6%	95.9%	96.3%	(0.4)%	1,377	1,341	2.7%	1,629	1,593	2.2%

Total Same Property	100.0%	95.6%	96.1%	(0.5)%	$1,578	$1,553	1.6%	$1,823	$1,794	1.6%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2019, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities. "Same Property" results exclude any COVID-19 Related Impact.

(b) Weighted average monthly rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
December 31, 2020
(In thousands)

(Unaudited)

					% of Actual
					4Q20 Operating
Quarterly Comparison (a)	4Q20	4Q19	$ Change	% Change	Expenses

Property taxes	$31,478	$27,549	$3,929	14.3%	37.1%
Salaries and Benefits for On-site Employees	16,931	17,269	(338)	(2.0)%	20.0%
Utilities	18,003	17,451	552	3.2%	21.2%
Repairs and Maintenance	9,575	8,242	1,333	16.2%	11.3%
Property Insurance	3,463	2,525	938	37.1%	4.1%
General and Administrative	3,237	2,994	243	8.1%	3.8%
Marketing and Leasing	1,340	1,450	(110)	(7.6)%	1.6%
Other	726	694	32	4.6%	0.9%

Total Same Property	$84,753	$78,174	$6,579	8.4%	100.0%

					% of Actual
					4Q20 Operating
Sequential Comparison (a)	4Q20	3Q20	$ Change	% Change	Expenses

Property taxes	$31,478	$30,024	$1,454	4.8%	37.1%
Salaries and Benefits for On-site Employees	16,931	18,718	(1,787)	(9.5)%	20.0%
Utilities	18,003	17,944	59	0.3%	21.2%
Repairs and Maintenance	9,575	10,587	(1,012)	(9.6)%	11.3%
Property Insurance	3,463	3,262	201	6.2%	4.1%
General and Administrative	3,237	2,884	353	12.2%	3.8%
Marketing and Leasing	1,340	1,275	65	5.1%	1.6%
Other	726	826	(100)	(12.1)%	0.9%

Total Same Property	$84,753	$85,520	($767)	(0.9)%	100.0%

					% of Actual
					2020 Operating
Year to Date Comparison (a)	2020	2019	$ Change	% Change	Expenses

Property taxes	$119,646	$113,845	$5,801	5.1%	36.0%
Salaries and Benefits for On-site Employees	70,714	68,839	1,875	2.7%	21.3%
Utilities	70,715	69,099	1,616	2.3%	21.3%
Repairs and Maintenance	39,055	38,197	858	2.2%	11.7%
Property Insurance	12,152	9,893	2,259	22.8%	3.7%
General and Administrative	12,080	11,937	143	1.2%	3.6%
Marketing and Leasing	5,107	5,439	(332)	(6.1)%	1.5%
Other	3,154	3,095	59	1.9%	0.9%

Total Same Property	$332,623	$320,344	$12,279	3.8%	100.0%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2019, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities. "Same Property" results exclude any COVID-19 Related Impact.

CAMDEN	JOINT VENTURE OPERATIONS
(In thousands, except property data amounts)

(Unaudited)

Company's Pro-Rata Share of Joint Venture Operations:

	Three Months Ended December 31,		Twelve Months Ended December 31,
OPERATING DATA (a)	2020	2019	2020	2019

Property revenues	$10,236	$10,399	$40,206	$41,231

Property expenses
Property operating and maintenance	2,539	2,556	10,481	10,363
Real estate taxes	1,758	1,465	6,694	6,560
	4,297	4,021	17,175	16,923

Net Operating Income	5,939	6,378	23,031	24,308

Other expenses
Interest	1,362	1,617	5,636	6,691
Depreciation and amortization	2,357	2,033	9,008	8,659
Other	77	103	335	379
Total other expenses	3,796	3,753	14,979	15,729

Gain on sale of property, net of tax	—	6,204	—	6,204

Equity in income of joint ventures	$2,143	$8,829	$8,052	$14,783

	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019
BALANCE SHEET DATA (b)
Land	$109,437	$108,735	$108,294	$108,172	$108,172
Building & Improvements	803,400	784,414	765,983	756,683	752,781
	912,837	893,149	874,277	864,855	860,953
Accumulated Depreciation	(253,598)	(245,359)	(237,590)	(230,190)	(222,937)
Net operating real estate assets	659,239	647,790	636,687	634,665	638,016
Properties under development and land	—	14,579	21,720	18,722	10,432
Cash and other assets, net	32,270	34,906	30,156	26,556	36,588
Total assets	$691,509	$697,275	$688,563	$679,943	$685,036

Notes payable	$509,106	$507,222	$501,601	$496,907	$496,901
Other liabilities	33,291	34,545	29,262	23,956	34,686
Total liabilities	542,397	541,767	530,863	520,863	531,587

Member's equity	149,112	155,508	157,700	159,080	153,449
Total liabilities and members' equity	$691,509	$697,275	$688,563	$679,943	$685,036

Company's equity investment	$18,994	$20,992	$21,735	$22,318	$20,688

Company's pro-rata share of debt	$159,349	$158,760	$157,001	$155,532	$155,530

PROPERTY DATA (end of period)
Total operating properties	22	21	21	21	21
Total operating apartment homes	7,247	7,013	7,013	7,013	7,013
Pro-rata share of operating apartment homes	2,268	2,195	2,195	2,195	2,195
Total development properties	—	1	1	1	1
Total development apartment homes	—	234	234	234	234
Pro-rata share of development apartment homes	—	73	73	73	73
Company's pro-rata ownership	31.3%	31.3%	31.3%	31.3%	31.3%

(a) Operating data represents Camden's pro-rata share of revenues and expenses.

(b) Balance sheet and property data reported at 100%.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF DECEMBER 31, 2020 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up (a)		Total	Total			Construction	Initial	Construction	Stabilized	As of 2/3/2021
		Homes	Cost			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Downtown I	271	$131.2			4Q17	1Q20	3Q20	4Q21	59%	53%
	Houston, TX
2.	Camden RiNo	233	78.9			3Q17	3Q20	4Q20	2Q21	70%	58%
	Denver, CO

Total Completed Communities in Lease-Up		504	$210.1							64%	55%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 2/3/2021
Development Communities (a)		Homes	Estimated Cost	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden North End II	343	$90.0	$70.4	$50.4	1Q19	4Q20	1Q22	3Q22	26%	18%
	Phoenix, AZ
2.	Camden Lake Eola	360	125.0	116.6	116.6	2Q18	1Q21	2Q21	2Q22
	Orlando, FL
3.	Camden Buckhead	366	160.0	116.6	116.6	3Q18	1Q21	1Q22	3Q22
	Atlanta, GA
4.	Camden Hillcrest	132	95.0	64.3	64.3	3Q19	2Q21	4Q21	3Q22
	San Diego, CA
5.	Camden Atlantic	269	100.0	38.3	38.3	3Q20	4Q22	4Q22	4Q23
	Plantation, FL
6.	Camden Tempe II	397	115.0	30.7	30.7	3Q20	4Q22	3Q23	1Q25
	Tempe, AZ
7.	Camden NoDa	387	105.0	27.7	27.7	3Q20	1Q23	3Q23	1Q25
	Charlotte, NC

Total Development Communities		2,254	$790.0	$464.6	$444.6					26%	18%

Additional Development Pipeline (b)					119.6

Total Properties Under Development and Land (per Balance Sheet)					$564.2

NOI Contribution from Development Communities ($ in millions)								Cost to Date	4Q20 NOI
Completed Communities in Lease-Up								$210.1	$—
Development Communities in Lease-Up								70.4	—
Total Development Communities NOI Contribution								$280.5	$—

						Estimated/Actual Dates for
Joint Venture Completed Community in Lease-Up (a)		Total	Total			Construction	Initial	Construction	Stabilized	As of 2/3/2021
		Homes	Cost			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Cypress Creek II (c)	234	$32.2			2Q19	2Q20	4Q20	4Q21	51%	45%
	Cypress, TX

Total Joint Venture Completed Community in Lease-Up		234	$32.2							51%	45%

(a) The locations of these projects may currently, or in the future, be subject to “shelter in place,” “stay at home,” or similar orders adopted by state and local authorities in response to COVID-19. Some of these orders may adversely affect the timely completion and final project costs of some or all of our projects under development if, for example, we are required to temporarily cease construction, experience delays in obtaining governmental permits and authorizations, or experience disruption in the supply of materials or labor.

(b) Please refer to the Development Pipeline Summary on page 19.

(c) Property owned through an unconsolidated joint venture in which we own a 31.3% interest.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE

(Unaudited)

AS OF DECEMBER 31, 2020 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Durham	354	$120.0	$28.4
	Durham, NC
2.	Camden Arts District	354	150.0	33.0
	Los Angeles, CA
3.	Camden Cameron Village	355	115.0	20.8
	Raleigh, NC
4.	Camden Paces III	350	100.0	16.8
	Atlanta, GA
5.	Camden Downtown II	271	145.0	12.1
	Houston, TX
6.	Camden Highland Village II	300	100.0	8.5
	Houston, TX

Development Pipeline		1,984	$730.0	$119.6

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking estimates are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecast and estimates routinely require adjustment. In addition, the locations of these projects may currently, or in the future, be subject to “shelter in place,” “stay at home,” or similar orders adopted by state and local authorities in response to COVID-19. Some of these orders may adversely affect the timely completion and final project costs of some or all of our projects under development if, for example, we are required to temporarily cease construction, experience delays in obtaining governmental permits and authorizations, or experience disruption in the supply of materials or labor.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	REDEVELOPMENT SUMMARY

(Unaudited)

REDEVELOPMENT SUMMARY AS OF DECEMBER 31, 2020 ($ in millions)

			Homes								Dates of
		Total	Redeveloped	Total Estimated Cost			Cost to Date				Substantial
	COMMUNITIES (a)	Homes	To Date	Interior	Exterior	Total	Interior	Exterior	Total	Start	Completion
1.	Camden Brickell	405	394	$11.9	$9.8	$21.7	$11.5	$9.8	$21.3	1Q18	4Q20
	Miami, FL
2.	Camden Las Olas	420	407	12.6	7.9	20.5	12.2	7.9	20.1	1Q18	4Q20
	Ft. Lauderdale, FL
3.	Camden Potomac Yard	378	376	9.7	2.4	12.1	9.6	2.4	12.0	1Q18	4Q20
	Arlington, VA
4.	Camden Harbor View	547	547	0.0	15.6	15.6	0.0	15.6	15.6	1Q19	4Q20
	Los Angeles, CA

	Total	1,750	1,724	$34.2	$35.7	$69.9	$33.3	$35.7	$69.0

(a) The locations of these projects may currently, or in the future, be subject to “shelter in place,” “stay at home,” or similar orders adopted by state and local authorities in response to COVID-19. Some of these orders may adversely affect the timely completion and final project costs of some or all of our projects under development if, for example, we are required to temporarily cease construction, experience delays in obtaining governmental permits and authorizations, or experience disruption in the supply of materials or labor.

Redevelopments are communities with capital expenditures that improve a community's cash flow and competitive position through extensive unit, exterior building, common area, and amenity upgrades.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS & DISPOSITIONS

(Unaudited)

2020 ACQUISITION/DISPOSITION ACTIVITY ($ in millions, except per unit amounts)

2020 Land Acquisitions		Location	Purchase Price	Acres	Closing Date
1.	Camden Cameron Village	Raleigh, NC	$18.2	4.9	1/13/2020
2.	Camden Durham	Durham, NC	27.6	4.1	11/24/2020

Total/Average Land Acquisitions			$45.8	9.0 Acres

2020 Land Dispositions		Location	Sales Price	Acres	Closing Date
1.	Camden Reunion Park (a)	Raleigh, NC	$0.8	4.7	3/3/2020

Total/Average Land Dispositions			$0.8	4.7 Acres

(a) Partial land sale was approximately 4.7 acres of land adjacent to one of our operating properties.

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF DECEMBER 31, 2020:

	Future Scheduled Repayments (a)
Year	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt (b)
2021	($3,742)	$—	$—	($3,742)	(0.1)%	N/A
2022	(3,703)	—	390,000	386,297	12.2%	3.0%
2023	(2,691)	—	250,000	247,309	7.8%	5.1%
2024	(2,088)	—	500,000	497,912	15.7%	4.0%
2025	(1,774)	—	—	(1,774)	(0.1)%	N/A
Thereafter	(9,377)	—	2,050,000	2,040,623	64.5%	3.4%
Total Debt	($23,375)	$—	$3,190,000	$3,166,625	100.0%	3.6%

Weighted Average Maturity of Debt		8.4 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Floating rate debt	$39,755	1.3%	1.9%	1.7 Years
Fixed rate debt	3,126,870	98.7%	3.6%	8.5 Years
Total	$3,166,625	100.0%	3.6%	8.4 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Unsecured debt	$3,166,625	100.0%	3.6%	8.4 Years
Secured debt	—	—%	N/A	N/A
Total	$3,166,625	100.0%	3.6%	8.4 Years

			Weighted Average

REAL ESTATE ASSETS: (c)	Total Homes	% of Total	Total Cost	% of Total	4Q20 NOI	% of Total
Unencumbered real estate assets	51,857	100.0%	$9,553,177	100.0%	$161,597	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				3.0x
(a) Includes all available extension options.

(b) Includes the effects of the applicable settled forward interest rate swaps.

(c) Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2021 AND 2022:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
1Q 2021	($932)	$—	$—	($932)	N/A
2Q 2021	(934)	—	—	(934)	N/A
3Q 2021	(937)	—	—	(937)	N/A
4Q 2021	(939)	—	—	(939)	N/A
2021	($3,742)	$—	$—	($3,742)	N/A

1Q 2022	($941)	$—	$—	($941)	N/A
2Q 2022	(944)	—	—	(944)	N/A
3Q 2022	(946)	—	40,000	39,054	1.9%
4Q 2022	(872)	—	350,000	349,128	3.2%
2022	($3,703)	$—	$390,000	$386,297	3.0%

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	25%	Yes

Secured Debt to Gross Asset Value	<	40%	—%	Yes

Consolidated Adjusted EBITDA to Total Fixed Charges	>	150%	494%	Yes

Unsecured Debt to Gross Asset Value	<	60%	25%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	31%	Yes

Total Secured Debt to Total Asset Value	<	40%	—%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	321%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	510%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF DECEMBER 31, 2020: (a)

	Future Scheduled Repayments (b)				Weighted Average Interest on Maturing Debt
Year	Amortization	Secured Maturities	Total	% of Total
2021	($168)	$—	($168)	(0.1)%	N/A
2022	(174)	—	(174)	(0.1)%	N/A
2023	(181)	—	(181)	(0.1)%	N/A
2024	(187)	4,697	4,510	2.8%	1.5%
2025	(193)	—	(193)	(0.1)%	N/A
Thereafter	(259)	155,814	155,555	97.6%	3.3%
Total Debt	($1,162)	$160,511	$159,349	100.0%	3.3%

Weighted Average Maturity of Debt		6.2 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$56,624	35.5%	2.1%	5.3 Years
Fixed rate debt		102,725	64.5%	3.9%	6.6 Years
Total		$159,349	100.0%	3.3%	6.2 Years

				Weighted Average
DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt		$102,725	64.5%	3.9%	6.6 Years
Conventional variable-rate mortgage debt		51,927	32.6%	2.2%	5.5 Years
Variable-rate construction loans		4,697	2.9%	1.5%	3.5 Years
Total		$159,349	100.0%	3.3%	6.2 Years

REAL ESTATE ASSETS: (c)		Total Homes	Total Cost
Operating real estate assets		7,247	$912,837

(a) Company's pro-rata ownership is 31.3%.

(b) Includes all available extension options.

(c) Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2021 AND 2022: (a)

	Future Scheduled Repayments (b)			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Total
1Q 2021	($41)	$—	($41)	N/A
2Q 2021	(41)	—	(41)	N/A
3Q 2021	(43)	—	(43)	N/A
4Q 2021	(43)	—	(43)	N/A
2021	($168)	$—	($168)	N/A

1Q 2022	($43)	$—	($43)	N/A
2Q 2022	(43)	—	(43)	N/A
3Q 2022	(44)	—	(44)	N/A
4Q 2022	(44)	—	(44)	N/A
2022	($174)	$—	($174)	N/A

(a) Company's pro-rata ownership is 31.3%.

(b) Includes all available extension options.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Fourth Quarter 2020
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5	years	$2,001	$41	$389	$8
Appliances	9	years	887	18	249	5
Painting	—		—	—	1,525	31
Cabinetry/Countertops	10	years	154	3	—	—
Other	9	years	1,256	25	598	12
Exteriors
Painting	5	years	1,630	33	—	—
Carpentry	10	years	588	12	—	—
Landscaping	6	years	2,161	44	2,269	46
Roofing	19	years	1,103	22	180	4
Site Drainage	10	years	97	2	—	—
Fencing/Stair	10	years	643	13	—	—
Other (b)	9	years	2,969	59	3,879	79
Common Areas
Mech., Elec., Plumbing	9	years	4,623	94	1,933	39
Parking/Paving	5	years	436	9	—	—
Pool/Exercise/Facility	7	years	2,298	47	219	4
COVID-19 Expenses	—		—	—	—	—
Total Recurring (c)			$20,846	$422	$11,241	$228
Weighted Average Apartment Homes				49,270		49,270

Non-recurring capitalized expenditures (d)			$5,545

Revenue Enhancing Expenditures (e)	10	years	$12,696	$27,070
Revenue Enhanced Apartment Homes				469

Pro-Rata Joint Venture Total Recurring (f)			$773	$341	$434	$191

	Year to Date 2020
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5	years	$8,629	$176	$1,660	$34
Appliances	9	years	3,166	64	968	20
Painting	—		—	—	5,857	119
Cabinetry/Countertops	10	years	495	10	—	—
Other	9	years	4,829	98	2,757	56
Exteriors
Painting	5	years	5,247	107	—	—
Carpentry	10	years	3,945	80	—	—
Landscaping	6	years	5,620	114	10,173	207
Roofing	19	years	5,646	115	586	12
Site Drainage	10	years	298	6	—	—
Fencing/Stair	10	years	2,173	44	—	—
Other (b)	9	years	10,186	208	14,349	292
Common Areas
Mech., Elec., Plumbing	9	years	13,669	279	7,868	160
Parking/Paving	5	years	1,517	31	—	—
Pool/Exercise/Facility	7	years	9,246	188	1,253	26
COVID-19 Expenses	—		—	—	1,736	35
Total Recurring (c)			$74,666	$1,520	$47,207	$961
Weighted Average Apartment Homes				49,128		49,128

Non-recurring capitalized expenditures (d)			$8,097

Revenue Enhancing Expenditures (e)	10	years	$48,243	$24,427
Revenue Enhanced Apartment Homes				1,975

Pro-Rata Joint Venture Total Recurring (f)			$2,859	$1,291	$1,912	$864
(a) Weighted average useful life of capitalized expenses for the twelve months ended December 31, 2020.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(d) Capital expenditures primarily composed of non-recurring or one-time additions such as our smart access solution, LED lighting programs, and other non-routine items.
(e) Represents capital expenditures for the three and twelve months ended December 31, 2020 spent on apartment unit renovation designed to reposition these assets for higher rental levels in their respective markets. Redevelopment costs are not included in this table and can be found in the Redevelopment Summary on page 20.
(f) Company's pro-rata ownership is 31.3%.

CAMDEN	2021 FINANCIAL OUTLOOK
AS OF FEBRUARY 4, 2021

(Unaudited)

Earnings Guidance - Per Diluted Share
Expected FFO per share - diluted	$4.80 - $5.20

"Same Property" Communities
Number of Units - 2021	45,490
2020 Base Net Operating Income	$608 million
Total Revenue Growth	(0.25)% - 1.75%
Total Expense Growth	3.00% - 4.00%
Net Operating Income Growth	(2.70)% - 1.00%
Impact from 1% change in NOI Growth is approximately $0.060 / share

Capitalized Expenditures
Recurring	$70 - $74 million
Revenue Enhancing Capex and Repositions (a)	$58 - $62 million

Acquisitions/Dispositions
Acquisition Volume (consolidated on balance sheet)	$400 - $500 million
Disposition Volume (consolidated on balance sheet)	$400 - $500 million

Development
Development Starts (consolidated on balance sheet)	$120 - $320 million
Development Spend (consolidated on balance sheet)	$285 - $315 million

Equity in Income of Joint Ventures (FFO)	$18 - $20 million

Non-Property Income
Non-Property Income	$10 - $12 million
Includes: Fee and asset management income and interest and other income

Corporate Expenses
General and Administrative Expense	$54 - $58 million
Property Management Expense	$23 - $25 million
Fee and Asset Management Expense	$4 - $6 million
Corporate G&A Depreciation/Amortization	$9 - $11 million

Capital
Expected Capital Transactions	$0 - $400 million
Expensed Interest	$97 - $101 million
Capitalized Interest	$15 - $17 million

(a) Revenue Enhancing Capex and Repositions are capital expenditures that improve a community's cash flow and competitive position, typically kitchen and bath upgrades or other new amenities, including our smart access solution.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document. Additionally, please refer to pages 29, 30 and 31 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding depreciation and amortization related to real estate, gains (or losses) from the sale of certain real estate assets (depreciable real estate), impairments of certain real estate assets (depreciable real estate), gains or losses from change in control, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of depreciable real estate, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO

In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
Net income attributable to common shareholders (a)	$29,193	$95,014	$123,911	$219,623
Real estate depreciation and amortization	89,504	83,137	357,489	328,045
Adjustments for unconsolidated joint ventures	2,550	2,251	9,483	8,987
Income allocated to non-controlling interests	1,188	1,289	4,849	4,838
Gain on sale of operating properties, net of tax	—	(49,901)	—	(49,901)
Gain on sale of unconsolidated joint venture property, net of tax	—	(6,204)	—	(6,204)
Funds from operations	$122,435	$125,586	$495,732	$505,388

Less: recurring capitalized expenditures	(21,619)	(21,109)	(77,525)	(72,172)

Adjusted funds from operations	$100,816	$104,477	$418,207	$433,216

Weighted average number of common shares outstanding:
EPS diluted	99,507	100,932	99,438	99,384
FFO/AFFO diluted	101,255	100,932	101,186	100,332

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
Total Earnings Per Common Share - Diluted	$0.29	$0.95	$1.24	$2.22
Real estate depreciation and amortization	0.88	0.82	3.53	3.27
Adjustments for unconsolidated joint ventures	0.03	0.02	0.09	0.08
Income allocated to non-controlling interests	0.01	—	0.04	0.03
Gain on sale of operating properties, net of tax	—	(0.49)	—	(0.50)
Gain on sale of unconsolidated joint venture property, net of tax	—	(0.06)	—	(0.06)
FFO per common share - Diluted	$1.21	$1.24	$4.90	$5.04

Less: recurring capitalized expenditures	(0.21)	(0.20)	(0.77)	(0.72)

AFFO per common share - Diluted	$1.00	$1.04	$4.13	$4.32

(a) Net income attributable to common shareholders was negatively impacted for the three and twelve months ended December 31, 2020 by an approximate $3.5 million non-cash adjustment to retail straight-line rent receivables. Net income attributable to common shareholders was also negatively impacted for the twelve months ended December 31, 2020 by approximately $14.8 million of COVID-19 Related Impact. The COVID-19 Related Impact for the twelve months ended December 31, 2020 was comprised of $9.5 million related to the Resident Relief Funds, which were established in April 2020. Of this amount, approximately $9.1 million was paid to residents at our wholly-owned communities and was recorded as a reduction of property revenues, and approximately $1.3 million of Resident Relief Funds paid to residents of the operating communities owned by our unconsolidated joint ventures, of which, we recognized our ownership interest of $0.4 million in equity in income of joint ventures. Additionally, we incurred approximately $4.5 million of COVID-19 expenses at our operating communities during the second and third quarters of 2020, which included $2.8 million of bonuses paid to on-site employees who provided essential services during the pandemic and $1.7 million in other directly-related COVID-19 expenses for the twelve months ended December 31, 2020. We also incurred approximately $0.8 million related to the Employee Relief Fund we established to help our employees impacted by COVID-19 for the twelve months ended December 31, 2020.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Expected FFO

Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). Guidance excludes gains, if any, on properties not currently held for sale due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales. A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	1Q21	Range	2021	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.27	$0.33	$0.71	$1.11
Expected real estate depreciation and amortization	0.89	0.89	3.94	3.94
Expected adjustments for unconsolidated joint ventures	0.03	0.03	0.10	0.10
Expected income allocated to non-controlling interests	0.01	0.01	0.05	0.05
Expected FFO per share - diluted	$1.20	$1.26	$4.80	$5.20

Note: This table contains forward-looking statements. Please see paragraph regarding forward-looking statements on page 2 of this document.

Net Operating Income (NOI)

NOI is defined by the Company as property revenue less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 12. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended December 31,		Twelve months ended December 31,
	2020	2019	2020	2019
Net income (a)	$30,381	$96,225	$128,579	$224,270
Less: Fee and asset management income	(3,351)	(2,847)	(10,800)	(8,696)
Less: Interest and other income	(347)	(976)	(2,949)	(3,090)
Less: Income on deferred compensation plans	(10,399)	(6,702)	(12,045)	(21,694)
Plus: Property management expense	5,841	6,386	24,201	25,290
Plus: Fee and asset management expense	1,273	1,737	3,954	5,759
Plus: General and administrative expense	13,274	13,174	53,624	53,201
Plus: Interest expense	24,072	20,168	91,526	80,706
Plus: Depreciation and amortization expense	91,925	85,540	367,162	336,274
Plus: Expense on deferred compensation plans	10,399	6,702	12,045	21,694
Plus: Loss on early retirement of debt	176	11,995	176	11,995
Less: Gain on sale of operating properties, including land	—	(49,901)	(382)	(49,901)
Less: Equity in income of joint ventures	(2,143)	(8,829)	(8,052)	(14,783)
Plus: Income tax expense	496	380	1,972	1,089
NOI (b) (c) (d)	$161,597	$173,052	$649,011	$662,114

"Same Property" Communities	$143,953	$150,819	$581,631	$584,056
Non-"Same Property" Communities	20,551	18,992	81,830	66,580
Development and Lease-Up Communities	15	15	(724)	2
COVID-19 Related Impact (b) (c)	—	—	(13,614)	—
Dispositions/Other	(2,922)	3,226	(112)	11,476
NOI (b) (c) (d)	$161,597	$173,052	$649,011	$662,114

(a) Net income was negatively impacted for the three and twelve months ended December 31, 2020 by an approximate $3.5 million non-cash adjustment to retail straight-line rent receivables. Net income was also negatively impacted for the twelve months ended December 31, 2020 by approximately $14.8 million of COVID-19 Related Impact, which consists of the Resident Relief Funds, Employee Relief Fund, direct COVID-19 expenses, and bonus paid to on-site employees. Please refer to page 29, footnote (a), for additional detail on the breakdown of the COVID-19 Related Impact.

(b) Two Resident Relief Funds were established for residents experiencing financial losses caused by the COVID-19 pandemic, and paid out approximately $9.1 million to approximately 7,100 Camden residents of our wholly-owned communities. All charges related to these funds were recognized as a reduction of revenue for the twelve months ended December 31, 2020.

(c) The Company incurred approximately $4.5 million of COVID-19 expenses at our operating communities for the twelve months ended December 31, 2020, which included $2.8 million of bonuses paid to on-site employees who provided essential services during the pandemic and $1.7 million in other directly-related COVID-19 expenses.

(d) For the three and twelve months ended December 31, 2020, NOI is negatively impacted by an approximate $3.5 million non-cash adjustment to retail straight-line rent receivables.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Adjusted EBITDA

Adjusted EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, loss on early retirement of debt, income (loss) allocated to non-controlling interests, non-cash retail straight-line rent receivables adjustment, and direct COVID-19 Related Impact. The Company considers Adjusted EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by 4 for quarter results. A reconciliation of net income attributable to common shareholders to Adjusted EBITDA is provided below:

	Three months ended December 31,		Twelve months ended December 31,
	2020	2019	2020	2019
Net income attributable to common shareholders (a)	$29,193	$95,014	$123,911	$219,623
Plus: Interest expense	24,072	20,168	91,526	80,706
Plus: Depreciation and amortization expense	91,925	85,540	367,162	336,274
Plus: Income allocated to non-controlling interests	1,188	1,211	4,668	4,647
Plus: Income tax expense	496	380	1,972	1,089
Plus: COVID-19 Related Impact (b)	—	—	14,364	—
Plus: Retail straight-line rent receivables adjustment (c)	3,519	—	3,519	—
Less: Gain on sale of operating properties, including land	—	(49,901)	(382)	(49,901)
Plus: Loss on early retirement of debt	176	11,995	176	11,995
Less: Equity in income of joint ventures	(2,143)	(8,829)	(8,052)	(14,783)
Adjusted EBITDA	$148,426	$155,578	$598,864	$589,650
Annualized Adjusted EBITDA	$593,704	$622,312	$598,864	$589,650

(a) Net income attributable to common shareholders was negatively impacted for the three and twelve months ended December 31, 2020 by an approximate $3.5 million non-cash adjustment to retail straight-line rent receivables. Net income attributable to common shareholders was also negatively impacted for the twelve months ended December 31, 2020 by approximately $14.8 million of COVID-19 Related Impact, which consists of the Resident Relief Funds, Employee Relief Fund, direct COVID-19 expenses, and bonus paid to on-site employees. Please refer to page 29, footnote (a), for additional detail on the breakdown of the COVID-19 Related Impact.

(b) Approximately $14.4 million of the stated COVID-19 Related Impact, which consists of the Resident Relief Funds, Employee Relief Fund, direct COVID-19 expenses, and bonus paid to on-site employees, has been added back to the Adjusted EBITDA calculation for the twelve months ended December 31, 2020.

(c) During 4Q20, we took an approximately $3.5 million negative non-cash adjustment to retail straight-line rent receivables as a result of our assessing collectability by tenant and determining it was no longer probable substantially all leasing revenue would be collected from certain retail tenants. This adjustment as been added back to the Adjusted EBITDA calculation for the three and twelve months ended December 31, 2020.

Net Debt to Annualized Adjusted EBITDA

The Company believes Net Debt to Annualized Adjusted EBITDA to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. The following tables reconcile average Total debt to Net debt and computes the ratio to Adjusted EBITDA for the following periods:

Net Debt:

	Average monthly balance for the		Average monthly balance for the
	Three months ended December 31,		Twelve months ended December 31,
	2020	2019	2020	2019
Unsecured notes payable	$3,166,316	$2,494,525	$3,062,587	$2,332,764
Secured notes payable	—	—	—	90,699
Total debt	3,166,316	2,494,525	3,062,587	2,423,463
Less: Cash and cash equivalents	(403,119)	(49,696)	(376,114)	(100,815)
Net debt	$2,763,197	$2,444,829	$2,686,473	$2,322,648

Net Debt to Annualized Adjusted EBITDA:

	Three months ended December 31,		Twelve months ended December 31,
	2020	2019	2020	2019
Net debt	$2,763,197	$2,444,829	$2,686,473	$2,322,648
Annualized Adjusted EBITDA	593,704	622,312	598,864	589,650
Net Debt to Annualized Adjusted EBITDA	4.7x	3.9x	4.5x	3.9x

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Fitch	A-	Stable
	Moody's	A3	Stable
	Standard & Poor's	A-	Stable

Estimated Future Dates:	Q1 '21	Q2 '21	Q3 '21	Q4 '21
Earnings Release & Conference Call	Late April	Late July	Late October	Early February

Dividend Information - Common Shares:	Q1 '20	Q2 '20	Q3 '20	Q4 '20
Declaration Date	1/30/2020	6/15/2020	9/15/2020	12/1/2020
Record Date	3/31/2020	6/30/2020	9/30/2020	12/16/2020
Payment Date	4/17/2020	7/17/2020	10/16/2020	1/15/2021
Distributions Per Share	$0.83	$0.83	$0.83	$0.83

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our website at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	Executive Vice Chairman
H. Malcolm Stewart	President & Chief Operating Officer
Alexander J. Jessett	Chief Financial Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 12/31/2020

(Unaudited)							4Q20 Avg Monthly		4Q20 Avg Monthly
			Year Placed	Average	Apartment	4Q20 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Chandler	Chandler	AZ	2016	1,146	380	98%	$1,554	$1.36	$1,800	$1.57
Camden Copper Square	Phoenix	AZ	2000	786	332	96%	1,263	1.61	1,557	1.98
Camden Foothills	Scottsdale	AZ	2014	1,032	220	99%	1,768	1.71	2,107	2.04
Camden Legacy	Scottsdale	AZ	1996	1,067	428	97%	1,494	1.40	1,778	1.67
Camden Montierra	Scottsdale	AZ	1999	1,071	249	97%	1,487	1.39	1,737	1.62
Camden North End I	Phoenix	AZ	2019	921	441	96%	1,597	1.73	1,882	2.04
Camden Old Town Scottsdale	Scottsdale	AZ	2016	892	316	96%	1,777	1.99	1,981	2.22
Camden Pecos Ranch	Chandler	AZ	2001	949	272	97%	1,288	1.36	1,575	1.66
Camden San Marcos	Scottsdale	AZ	1995	984	320	97%	1,435	1.46	1,689	1.72
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	96%	1,426	1.37	1,761	1.69
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	97%	1,606	1.23	1,959	1.50
Camden Tempe (1)	Tempe	AZ	2015	1,033	234	97%	1,593	1.54	1,929	1.87
TOTAL ARIZONA	12	Properties		1,006	3,686	97%	1,517	1.51	1,801	1.79

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	98%	2,149	2.13	2,359	2.34
Camden Glendale	Glendale	CA	2015	893	307	95%	2,393	2.68	2,569	2.88
Camden Harbor View (2)	Long Beach	CA	2004	981	547	97%	2,590	2.64	2,757	2.81
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	95%	2,138	2.11	2,393	2.37
Camden Martinique	Costa Mesa	CA	1986	795	714	97%	1,892	2.38	2,073	2.61
Camden Sea Palms	Costa Mesa	CA	1990	891	138	98%	2,172	2.44	2,394	2.69
The Camden	Hollywood	CA	2016	767	287	94%	2,970	3.87	2,714	3.54
Total Los Angeles/Orange County	7	Properties		900	2,663	96%	2,287	2.54	2,431	2.70

Camden Landmark	Ontario	CA	2006	982	469	97%	1,739	1.77	1,876	1.91
Camden Old Creek	San Marcos	CA	2007	1,037	350	98%	2,289	2.21	2,524	2.43
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	97%	2,140	2.22	2,348	2.44
Camden Tuscany	San Diego	CA	2003	895	160	95%	2,645	2.95	2,939	3.28
Camden Vineyards	Murrieta	CA	2002	1,053	264	99%	1,875	1.78	1,939	1.84
Total San Diego/Inland Empire	5	Properties		992	1,665	97%	2,065	2.08	2,242	2.26

TOTAL CALIFORNIA	12	Properties		935	4,328	97%	2,202	2.35	2,358	2.52

Camden Belleview Station	Denver	CO	2009	888	270	95%	1,549	1.74	1,812	2.04
Camden Caley	Englewood	CO	2000	921	218	95%	1,548	1.68	1,831	1.99
Camden Denver West	Golden	CO	1997	1,015	320	96%	1,858	1.83	2,111	2.08
Camden Flatirons	Denver	CO	2015	960	424	97%	1,691	1.76	1,942	2.02
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	97%	1,830	1.59	2,105	1.83
Camden Interlocken	Broomfield	CO	1999	1,002	340	96%	1,713	1.71	1,963	1.96
Camden Lakeway	Littleton	CO	1997	932	451	96%	1,647	1.77	1,922	2.06
Camden Lincoln Station	Lone Tree	CO	2017	844	267	95%	1,605	1.90	1,826	2.16
Camden RiNo (4)	Denver	CO	2020	828	233	Lease-Up	1,891	2.28	2,033	2.45
TOTAL COLORADO	9	Properties		958	2,865	96%	1,706	1.78	1,952	2.04

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	96%	1,774	1.67	1,996	1.88
Camden College Park	College Park	MD	2008	942	508	96%	1,665	1.77	1,944	2.06
Camden Dulles Station	Oak Hill	VA	2009	977	382	95%	1,863	1.91	2,146	2.20
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	96%	1,916	1.82	2,217	2.10
Camden Fairfax Corner	Fairfax	VA	2006	934	489	96%	1,985	2.13	2,287	2.45
Camden Fallsgrove	Rockville	MD	2004	996	268	96%	1,858	1.87	2,144	2.15
Camden Grand Parc	Washington	DC	2002	672	105	90%	2,556	3.80	2,963	4.41
Camden Lansdowne	Leesburg	VA	2002	1,006	690	97%	1,743	1.73	2,010	2.00
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	98%	1,731	1.68	1,965	1.91
Camden Monument Place	Fairfax	VA	2007	856	368	96%	1,704	1.99	1,987	2.32
Camden Noma	Washington	DC	2014	769	321	94%	2,210	2.87	2,534	3.29
Camden Noma II	Washington	DC	2017	759	405	96%	2,295	3.02	2,645	3.48
Camden Potomac Yard (2)	Arlington	VA	2008	832	378	94%	2,061	2.48	2,421	2.91
Camden Roosevelt	Washington	DC	2003	856	198	92%	2,886	3.37	3,307	3.86
Camden Russett	Laurel	MD	2000	992	426	98%	1,572	1.58	1,791	1.81
Camden Shady Grove	Rockville	MD	2018	877	457	96%	1,808	2.06	2,054	2.34
Camden Silo Creek	Ashburn	VA	2004	975	284	97%	1,733	1.78	1,998	2.05
Camden South Capitol (3)	Washington	DC	2013	821	281	94%	2,314	2.82	2,784	3.39
Camden Washingtonian	Gaithersburg	MD	2018	870	365	97%	1,819	2.09	2,063	2.37
TOTAL DC METRO	19	Properties		922	6,862	96%	1,915	2.08	2,206	2.39

Camden Aventura	Aventura	FL	1995	1,108	379	95%	1,968	1.78	2,366	2.13
Camden Boca Raton	Boca Raton	FL	2014	843	261	96%	1,946	2.31	2,172	2.58
Camden Brickell (2)	Miami	FL	2003	937	405	92%	2,106	2.25	2,399	2.56
Camden Doral	Miami	FL	1999	1,120	260	96%	1,929	1.72	2,177	1.94
Camden Doral Villas	Miami	FL	2000	1,253	232	97%	2,097	1.67	2,401	1.92
Camden Las Olas (2)	Ft. Lauderdale	FL	2004	1,043	420	96%	2,091	2.00	2,403	2.30
Camden Plantation	Plantation	FL	1997	1,201	502	97%	1,722	1.43	2,038	1.70
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	97%	1,802	1.62	2,110	1.90
Total Southeast Florida	8	Properties		1,079	2,781	96%	1,948	1.81	2,253	2.09

CAMDEN	COMMUNITY TABLE
Community statistics as of 12/31/2020

(Unaudited)							4Q20 Avg Monthly		4Q20 Avg Monthly
			Year Placed	Average	Apartment	4Q20 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunter's Creek	Orlando	FL	2000	1,075	270	95%	$1,465	$1.36	$1,697	$1.58
Camden Lago Vista	Orlando	FL	2005	955	366	95%	1,358	1.42	1,612	1.69
Camden LaVina	Orlando	FL	2012	969	420	96%	1,370	1.41	1,644	1.70
Camden Lee Vista	Orlando	FL	2000	937	492	96%	1,350	1.44	1,607	1.71
Camden North Quarter	Orlando	FL	2016	806	333	95%	1,521	1.89	1,664	2.07
Camden Orange Court	Orlando	FL	2008	817	268	94%	1,357	1.66	1,642	2.01
Camden Thornton Park	Orlando	FL	2016	920	299	81%	1,725	1.87	1,868	2.03
Camden Town Square	Orlando	FL	2012	983	438	95%	1,391	1.41	1,598	1.62
Camden Waterford Lakes (3)	Orlando	FL	2014	971	300	94%	1,451	1.49	1,725	1.78
Camden World Gateway	Orlando	FL	2000	979	408	96%	1,406	1.44	1,650	1.69
Total Orlando	10	Properties		944	3,594	94%	1,429	1.51	1,659	1.76

Camden Bay	Tampa	FL	1997/2001	943	760	96%	1,300	1.38	1,583	1.68
Camden Montague	Tampa	FL	2012	972	192	98%	1,364	1.40	1,656	1.70
Camden Pier District	St. Petersburg	FL	2016	989	358	97%	2,538	2.57	2,707	2.74
Camden Preserve	Tampa	FL	1996	942	276	96%	1,494	1.59	1,745	1.85
Camden Royal Palms	Brandon	FL	2006	1,017	352	97%	1,287	1.27	1,562	1.54
Camden Visconti (3)	Tampa	FL	2007	1,125	450	96%	1,459	1.30	1,721	1.53
Camden Westchase Park	Tampa	FL	2012	992	348	98%	1,471	1.48	1,749	1.76
Total Tampa	7	Properties		997	2,736	97%	1,532	1.54	1,793	1.80

TOTAL FLORIDA	25	Properties		1,001	9,111	95%	1,619	1.62	1,882	1.88

Camden Brookwood	Atlanta	GA	2002	916	359	96%	1,457	1.59	1,729	1.89
Camden Buckhead Square	Atlanta	GA	2015	827	250	96%	1,551	1.87	1,745	2.11
Camden Creekstone	Atlanta	GA	2002	990	223	97%	1,412	1.43	1,636	1.65
Camden Deerfield	Alpharetta	GA	2000	1,187	292	97%	1,478	1.25	1,716	1.45
Camden Dunwoody	Atlanta	GA	1997	1,007	324	97%	1,391	1.38	1,645	1.63
Camden Fourth Ward	Atlanta	GA	2014	844	276	96%	1,738	2.06	2,028	2.40
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	96%	1,536	1.64	1,843	1.97
Camden Paces	Atlanta	GA	2015	1,408	379	95%	2,596	1.84	2,956	2.10
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	97%	1,367	1.33	1,634	1.59
Camden Phipps (3)	Atlanta	GA	1996	1,016	234	95%	1,608	1.58	1,912	1.88
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	97%	1,348	1.18	1,603	1.40
Camden St. Clair	Atlanta	GA	1997	999	336	96%	1,394	1.40	1,656	1.66
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	97%	1,236	1.22	1,461	1.45
Camden Vantage	Atlanta	GA	2010	901	592	96%	1,470	1.63	1,739	1.93
TOTAL GEORGIA	14	Properties		1,014	4,496	96%	1,551	1.53	1,818	1.79

Camden Ballantyne	Charlotte	NC	1998	1,048	400	96%	1,303	1.24	1,581	1.51
Camden Cotton Mills	Charlotte	NC	2002	905	180	94%	1,483	1.64	1,737	1.92
Camden Dilworth	Charlotte	NC	2006	857	145	93%	1,480	1.73	1,731	2.02
Camden Fairview	Charlotte	NC	1983	1,036	135	94%	1,220	1.18	1,431	1.38
Camden Foxcroft	Charlotte	NC	1979	940	156	95%	1,106	1.18	1,332	1.42
Camden Foxcroft II	Charlotte	NC	1985	874	100	97%	1,218	1.39	1,408	1.61
Camden Gallery	Charlotte	NC	2017	743	323	94%	1,576	2.12	1,820	2.45
Camden Grandview	Charlotte	NC	2000	1,059	266	96%	1,710	1.61	1,951	1.84
Camden Grandview II	Charlotte	NC	2019	2,241	28	99%	3,437	1.53	3,636	1.62
Camden Sedgebrook	Charlotte	NC	1999	972	368	97%	1,185	1.22	1,421	1.46
Camden South End	Charlotte	NC	2003	878	299	94%	1,490	1.70	1,737	1.98
Camden Southline (3)	Charlotte	NC	2015	831	266	95%	1,600	1.93	1,873	2.25
Camden Stonecrest	Charlotte	NC	2001	1,098	306	96%	1,354	1.23	1,585	1.44
Camden Touchstone	Charlotte	NC	1986	899	132	97%	1,124	1.25	1,307	1.45
Total Charlotte	14	Properties		954	3,104	95%	1,415	1.48	1,657	1.74

Camden Asbury Village (3)	Raleigh	NC	2009	1,009	350	97%	1,283	1.27	1,500	1.49
Camden Carolinian (4)	Raleigh	NC	2017	1,118	186	Lease-Up	2,175	1.95	2,317	2.07
Camden Crest	Raleigh	NC	2001	1,014	438	97%	1,119	1.10	1,368	1.35
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	97%	1,181	1.13	1,441	1.38
Camden Lake Pine	Apex	NC	1999	1,066	446	97%	1,228	1.15	1,473	1.38
Camden Manor Park	Raleigh	NC	2006	966	484	96%	1,225	1.27	1,467	1.52
Camden Overlook	Raleigh	NC	2001	1,061	320	95%	1,313	1.24	1,594	1.50
Camden Reunion Park	Apex	NC	2000/2004	972	420	95%	1,116	1.15	1,324	1.36
Camden Westwood	Morrisville	NC	1999	1,027	354	94%	1,178	1.15	1,457	1.42
Total Raleigh	9	Properties		1,022	3,240	96%	1,258	1.23	1,495	1.46

TOTAL NORTH CAROLINA	23	Properties		989	6,344	96%	1,335	1.35	1,574	1.59

CAMDEN	COMMUNITY TABLE
Community statistics as of 12/31/2020

(Unaudited)							4Q20 Avg Monthly		4Q20 Avg Monthly
			Year Placed	Average	Apartment	4Q20 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Amber Oaks (3)	Austin	TX	2009	862	348	97%	$1,160	$1.35	$1,408	$1.63
Camden Amber Oaks II (3)	Austin	TX	2012	910	244	96%	1,230	1.35	1,485	1.63
Camden Brushy Creek (3)	Cedar Park	TX	2008	882	272	96%	1,240	1.41	1,385	1.57
Camden Cedar Hills	Austin	TX	2008	911	208	96%	1,371	1.50	1,629	1.79
Camden Gaines Ranch	Austin	TX	1997	955	390	96%	1,506	1.58	1,762	1.84
Camden Huntingdon	Austin	TX	1995	903	398	93%	1,222	1.35	1,499	1.66
Camden La Frontera	Austin	TX	2015	901	300	96%	1,280	1.42	1,519	1.69
Camden Lamar Heights	Austin	TX	2015	838	314	93%	1,537	1.83	1,779	2.12
Camden Rainey Street	Austin	TX	2016	873	326	93%	2,021	2.31	2,280	2.61
Camden Shadow Brook (3)	Austin	TX	2009	909	496	97%	1,230	1.35	1,359	1.50
Camden Stoneleigh	Austin	TX	2001	908	390	97%	1,349	1.49	1,597	1.76
Total Austin	11	Properties		897	3,686	96%	1,373	1.53	1,600	1.78

Camden Addison	Addison	TX	1996	942	456	95%	1,274	1.35	1,498	1.59
Camden Belmont	Dallas	TX	2010/2012	946	477	95%	1,462	1.55	1,723	1.82
Camden Buckingham	Richardson	TX	1997	919	464	95%	1,265	1.38	1,532	1.67
Camden Centreport	Ft. Worth	TX	1997	912	268	96%	1,239	1.36	1,496	1.64
Camden Cimarron	Irving	TX	1992	772	286	97%	1,263	1.64	1,516	1.96
Camden Design District (3)	Dallas	TX	2009	939	355	95%	1,412	1.50	1,600	1.70
Camden Farmers Market	Dallas	TX	2001/2005	932	904	94%	1,366	1.47	1,631	1.75
Camden Henderson	Dallas	TX	2012	966	106	94%	1,537	1.59	1,852	1.92
Camden Legacy Creek	Plano	TX	1995	831	240	98%	1,331	1.60	1,568	1.89
Camden Legacy Park	Plano	TX	1996	870	276	96%	1,315	1.51	1,551	1.78
Camden Panther Creek (3)	Frisco	TX	2009	946	295	96%	1,325	1.40	1,511	1.60
Camden Riverwalk (3)	Grapevine	TX	2008	989	600	96%	1,491	1.51	1,739	1.76
Camden Valley Park	Irving	TX	1986	743	516	95%	1,108	1.49	1,352	1.82
Camden Victory Park	Dallas	TX	2016	861	423	94%	1,673	1.94	1,961	2.28
Total Dallas/Ft. Worth	14	Properties		902	5,666	95%	1,360	1.51	1,607	1.78

Camden City Centre	Houston	TX	2007	932	379	91%	1,472	1.58	1,734	1.86
Camden City Centre II	Houston	TX	2013	869	268	89%	1,446	1.66	1,699	1.96
Camden Cypress Creek (3)	Cypress	TX	2009	993	310	92%	1,336	1.34	1,589	1.60
Camden Cypress Creek II (3) (4)	Cypress	TX	2020	950	234	Lease-Up	1,355	1.43	1,512	1.59
Camden Downs at Cinco Ranch (3)	Katy	TX	2004	1,075	318	96%	1,292	1.20	1,523	1.42
Camden Downtown (4)	Houston	TX	2020	1,052	271	Lease-Up	2,455	2.33	2,716	2.58
Camden Grand Harbor (3)	Katy	TX	2008	959	300	95%	1,210	1.26	1,442	1.50
Camden Greenway	Houston	TX	1999	861	756	92%	1,367	1.59	1,631	1.90
Camden Heights (3)	Houston	TX	2004	927	352	92%	1,521	1.64	1,783	1.92
Camden Highland Village	Houston	TX	2014/2015	1,175	552	88%	2,179	1.85	2,354	2.00
Camden Holly Springs	Houston	TX	1999	934	548	94%	1,241	1.33	1,496	1.60
Camden McGowen Station	Houston	TX	2018	1,004	315	93%	1,970	1.96	2,176	2.17
Camden Midtown	Houston	TX	1999	844	337	92%	1,454	1.72	1,697	2.01
Camden Northpointe (3)	Tomball	TX	2008	940	384	95%	1,160	1.23	1,450	1.54
Camden Oak Crest	Houston	TX	2003	870	364	95%	1,146	1.32	1,384	1.59
Camden Park	Houston	TX	1995	866	288	95%	1,115	1.29	1,334	1.54
Camden Plaza	Houston	TX	2007	915	271	92%	1,595	1.74	1,860	2.03
Camden Post Oak	Houston	TX	2003	1,200	356	94%	2,402	2.00	2,629	2.19
Camden Royal Oaks	Houston	TX	2006	923	236	92%	1,388	1.50	1,460	1.58
Camden Royal Oaks II	Houston	TX	2012	1,054	104	96%	1,628	1.54	1,740	1.65
Camden Spring Creek (3)	Spring	TX	2004	1,080	304	97%	1,240	1.15	1,463	1.36
Camden Stonebridge	Houston	TX	1993	845	204	94%	1,119	1.32	1,361	1.61
Camden Sugar Grove	Stafford	TX	1997	921	380	96%	1,210	1.31	1,436	1.56
Camden Travis Street	Houston	TX	2010	819	253	91%	1,415	1.73	1,684	2.06
Camden Vanderbilt	Houston	TX	1996/1997	863	894	89%	1,371	1.59	1,640	1.90
Camden Whispering Oaks	Houston	TX	2008	936	274	94%	1,260	1.35	1,508	1.61
Camden Woodson Park (3)	Houston	TX	2008	916	248	95%	1,192	1.30	1,406	1.54
Camden Yorktown (3)	Houston	TX	2008	995	306	96%	1,180	1.19	1,387	1.39
Total Houston	28	Properties		950	9,806	93%	1,458	1.53	1,675	1.76

TOTAL TEXAS	53	Properties		926	19,158	94%	1,413	1.53	1,639	1.77

TOTAL PROPERTIES	167	Properties		959	56,850	95%	$1,590	$1.66	$1,837	$1.92

(1) Formerly known as Camden Hayden.
(2) Communities under redevelopment during 4Q20.
(3) Communities owned through investment in joint venture. Pro-Rata ownership is 31.3%.
(4) Completed communities in lease-up as of December 31, 2020 are excluded from total occupancy numbers.